Exhibit 10

THIS THIRD AMENDMENT TO AIRCRAFT TIME SHARING AGREEMENT ("Third Amendment"), dated as of the 10th day of July, 2017, is between BANK OF AMERICA, NA., a national banking association (hereafter “Time Share Lessor”), and BRIAN T. MOYNIHAN, an individual (hereafter “Time Share Lessee”), and amends that certain Aircraft Time Sharing Agreement dated as of the 24th day of February, 2011 (as amended on June 15, 2015, June 8, 2016, and from time to time, the "Agreement").

W I T N E S S E T H :

WHEREAS, Time Share Lessor and Time Share Lessee desire to amend the Agreement for the purpose of removing and adding airframes, and the engines attached to said airframes, to the scope of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereby agree that the Agreement is amended as follows:

A.
Delete from Section 1 of the Agreement, as amended on June 15, 2015 and June 8, 2016, the definitions of: “Aircraft”, “Aircraft 1”, “Aircraft 2”, “Aircraft 3”, “Aircraft 4”, “Airframe 1”, “Airframe 2”, “Airframe 3”, “Airframe 4”, “Engines (Aircraft 1)”, “Engines (Aircraft 2)”, “Engines (Aircraft 3)”, and “Engines (Aircraft 4)” and insert in place of the deleted definitions the new definitions set forth in Attachment A hereto.

B.
Promptly following execution and delivery of this Third Amendment by each of the parties hereto, Time Share Lessor shall comply with the Truth in Leasing requirements under FAR § 91.23 (such requirements are summarized in Attachment B hereto regarding submission of a copy of the fully executed Third Amendment to the Federal Aviation Administration and other notice requirements).

C.	Except as herein specifically amended, all of the other terms and conditions set forth in the Agreement, as may have been previously amended from time to time, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective duly authorized representative as of the date and year appearing first above.

TIME SHARE LESSOR:
BANK OF AMERICA, N.A.

By:    /S/ David G. Leitch
Print:     DAVID G. LEITCH
Title:     GLOBAL GENERAL COUNSEL

TIME SHARE LESSEE:

Brian T. Moynihan
BRIAN T. MOYNIHAN

ATTACHMENT A

“Aircraft” means, individually and collectively as the context may require, Aircraft 1, Aircraft 2, Aircraft 3, Aircraft 4, and Aircraft 5.

“Aircraft 1” means Airframe 1, and the Engines, the Parts, and the Aircraft Documents associated with Airframe 1. The Engines associated with Aircraft 1 shall be deemed part of the “Aircraft 1” whether or not from time to time attached to the Airframe or removed from the Airframe.

“Aircraft 2” means Airframe 2, and the Engines, the Parts, and the Aircraft Documents associated with Airframe 2. The Engines associated with Aircraft 2 shall be deemed part of the “Aircraft 2” whether or not from time to time attached to the Airframe or removed from the Airframe.

“Aircraft 3” means Airframe 3, and the Engines, the Parts, and the Aircraft Documents associated with Airframe 3. The Engines associated with Aircraft 3 shall be deemed part of the “Aircraft 3” whether or not from time to time attached to the Airframe or removed from the Airframe.

“Aircraft 4” means Airframe 4, and the Engines, the Parts, and the Aircraft Documents associated with Airframe 4. The Engines associated with Aircraft 4 shall be deemed part of the “Aircraft 4” whether or not from time to time attached to the Airframe or removed from the Airframe.

“Aircraft 5” means Airframe 5, and the Engines, the Parts, and the Aircraft Documents associated with Airframe 5. The Engines associated with Aircraft 5 shall be deemed part of the “Aircraft 5” whether or not from time to time attached to the Airframe or removed from the Airframe.

“Airframe 1” means that certain Gulfstream Aerospace G650ER aircraft bearing U.S. registration number N652BA, and manufacturer’s serial number 6130, together with any and all Parts (including, but not limited to, landing gear and auxiliary power units but excluding Engines or engines) so long as such Parts shall be either incorporated or installed in or attached to the Airframe.

“Airframe 2” means that certain Gulfstream Aerospace G280 aircraft bearing U.S. registration number N228BA, and manufacturer’s serial number 2103, together with any and all Parts (including, but not limited to, landing gear and auxiliary power units but excluding Engines or engines) so long as such Parts shall be either incorporated or installed in or attached to the Airframe.

“Airframe 3” means that certain Gulfstream Aerospace G280 aircraft bearing U.S. registration number N283BA, and manufacturer’s serial number 2090 together with any and all Parts (including, but not limited to, landing gear and auxiliary power units but excluding Engines or engines) so long as such Parts shall be either incorporated or installed in or attached to the Airframe.

“Airframe 4” means that certain Gulfstream Aerospace G280 aircraft bearing U.S. registration number N285BA, and manufacturer’s serial number 2095, together with any and all Parts (including, but not limited to, landing gear and auxiliary power units but excluding Engines or engines) so long as such Parts shall be either incorporated or installed in or attached to the Airframe.

“Airframe 5” means that certain Gulfstream Aerospace G280 aircraft bearing U.S. registration number N286BA, and manufacturer’s serial number 2111, together with any and all Parts (including, but not limited to, landing gear and auxiliary power units but excluding Engines or engines) so long as such Parts shall be either incorporated or installed in or attached to the Airframe.

“Engines (Aircraft 1)” means two (2) Rolls-Royce BR700-725A1-12 engines bearing manufacturer’s serial numbers 25373 & 25372, together with any and all Parts so long as the same shall be either incorporated or installed in or

Third Amendment To Aircraft Time Sharing Agreement

attached to such Engine. Any engine which may be, from time to time, substituted for an Engine shall be deemed to be an Engine and subject to this Agreement for so long as it remains attached to the Airframe.

“Engines (Aircraft 2)” means two (2) Honeywell AS907-2-1G engines bearing manufacturer’s serial numbers P130323 & P130324, together with any and all Parts so long as the same shall be either incorporated or installed in or attached to such Engine. Any engine which may be, from time to time, substituted for an Engine shall be deemed to be an Engine and subject to this Agreement for so long as it remains attached to the Airframe.

“Engines (Aircraft 3)” means two (2) Honeywell AS907-2-1G engines bearing manufacturer’s serial numbers P130297 & P130298, together with any and all Parts so long as the same shall be either incorporated or installed in or attached to such Engine. Any engine which may be, from time to time, substituted for an Engine shall be deemed to be an Engine and subject to this Agreement for so long as it remains attached to the Airframe.

“Engines (Aircraft 4)” means two (2) Honeywell AS907-2-1G engines bearing manufacturer’s serial numbers P130313 & P130314, together with any and all Parts so long as the same shall be either incorporated or installed in or attached to such Engine. Any engine which may be, from time to time, substituted for an Engine shall be deemed to be an Engine and subject to this Agreement for so long as it remains attached to the Airframe.

“Engines (Aircraft 5)” means two (2) Honeywell AS907-2-1G engines bearing manufacturer’s serial numbers P130340 & P130339, together with any and all Parts so long as the same shall be either incorporated or installed in or attached to such Engine. Any engine which may be, from time to time, substituted for an Engine shall be deemed to be an Engine and subject to this Agreement for so long as it remains attached to the Airframe.

Third Amendment To Aircraft Time Sharing Agreement

ATTACHMENT B

INSTRUCTIONS FOR COMPLIANCE WITH
“TRUTH IN LEASING” REQUIREMENTS UNDER FAR § 91.23

1.	Within 24 hours after execution of this Amendment, mail a copy of the executed Amendment to the following address via certified mail, return receipt requested:

Federal Aviation Administration
Aircraft Registration Branch
ATTN: Technical Section
P.O. Box 25724
Oklahoma City, Oklahoma 73125

2.	Carry a copy of this Amendment in each Aircraft at all times.

3.
At least 48 hours prior to the first flight of any Aircraft newly added to the scope of this Agreement by this Amendment provide notice: using a Flight Standards District Office (FSDO) Notification Letter similar in form and substance to the sample letter set forth below, of the departure airport and proposed time of departure of said first flight by facsimile to the FSDO located nearest the departure airport.

Sample FSDO Notification Letter
Date: [date]

Via Facsimile
[Fax number]
Federal Aviation Administration
Flight Standards District Office - [city] [address]
[city, state zip]

RE:    FAR Section 91.23 FSDO Notification
First Flight Under Aircraft Time Sharing Agreement, as Amended, of Gulfstream G-___ aircraft bearing U.S. registration number _____, and manufacturer's serial number _____

To whom it may concern:

Pursuant to the requirements of Federal Aviation Regulation Section 91.23(c)(3), please accept this letter as notification that Brian T. Moynihan is being furnished the above referenced aircraft under an Aircraft Time Sharing Agreement dated February 24, 2011, as amended, and that the first flight of the aircraft under such Aircraft Time Sharing Agreement, as amended, will depart from [airport name] on the [day of month], [year], at approximately [time am/pm] local time.

Should you require any additional information, please contact me at [direct phone].

Sincerely,

__________________________
[BANA Aviation Executive]

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Third Amendment To Aircraft Time Sharing Agreement